                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                              NAVARRE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                               NAVARRE CORPORATION
                             7400 49TH AVENUE NORTH
                            NEW HOPE, MINNESOTA 55428

                                   ----------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 13, 2001

                                   ----------


The Annual Meeting of the Shareholders of Navarre Corporation (the "Company") will be held Thursday, September 13, 2001 at 3:30 p.m., local time, at the Marquette Hotel, St. Croix River Room, Third Floor, 710 Marquette Avenue, Minneapolis, Minnesota, 55402, for the following purposes:

     1. To elect three directors to hold office for a term of three years or until their successors are elected and qualified;

     2. To approve amendments to the 1992 Stock Option Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.


Shareholders of record at the close of business on July 17, 2001 will be entitled to vote at the meeting or any adjournments or postponements thereof. All shareholders are cordially invited to attend the meeting.

If you do not expect to be present at the meeting, you are requested to fill in, date and sign the enclosed proxy and to mail it promptly in the enclosed envelope to make sure that your shares are represented at the meeting. You may also vote your shares by telephone or through the Internet by following the instructions we have provided on the proxy form. In the event you decide to attend the meeting in person, you may, if you desire, revoke your proxy and vote your shares in person, even if you have previously submitted a proxy in writing, by telephone or through the Internet.

                                   By Order of the Board of Directors




                                   Charles E. Cheney
                                   Secretary


July 30, 2001

                               NAVARRE CORPORATION
                             7400 49TH AVENUE NORTH
                            NEW HOPE, MINNESOTA 55428
                                 (763) 535-8333

                                   ----------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 13, 2001

                                   ----------


                             SOLICITATION OF PROXIES


This Proxy Statement is being furnished to the shareholders of Navarre Corporation in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Thursday, September 13, 2001 at 3:30 p.m., local time, at The Marquette Hotel, St. Croix River Room, Third Floor, 710 Marquette Avenue, Minneapolis, Minnesota, and at any adjournments or postponements thereof. This Proxy Statement and accompanying proxy are first being mailed to the shareholders of the Company on or about August 1, 2001.

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Only shareholders of record as of the close of business on July 17, 2001 will be entitled to vote at the Annual Meeting. On that date, the Company had outstanding 23,426,260 shares of common stock, no par value, each of which is entitled to one vote per share on each matter to be voted upon at the Annual Meeting.

The enclosed proxy may be revoked at any time before it is voted by the execution and delivery of a proxy bearing a later date or by notification in writing given to the Secretary of the Company prior to the meeting. The enclosed proxy may also be revoked by attending the meeting and electing to vote in person. The enclosed Board of Directors' proxy, when properly signed and returned to the Company, will be voted at the Annual Meeting as directed therein. Proxies in which no direction is given with respect to the various matters of business to be transacted at the meeting will be voted FOR the election of the nominees for the Board of Directors named in this Proxy Statement and for other matter presented by the Board of Directors. While the Board of Directors knows of no matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

A quorum, consisting of a majority of the shares of common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by the proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in "street name" which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, the shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matters.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of July 1, 2001 with respect to the beneficial ownership of the common stock of the Company by (i) all persons who are known by the Company to hold five percent or more of the common stock of the Company, (ii) each of the directors and current Named Executive Officers of the Company, and (iii) all directors and officers of the Company as a group.

      NAME AND ADDRESS                  AMOUNT AND NATURE OF
    OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP(1)          PERCENT OF CLASS
    -------------------                -----------------------          ----------------

Eric H.Paulson(2)                            2,520,558                       10.6%
Charles E. Cheney                              719,720                        3.0%
James G. Sippl                                  38,800                          *
Michael L. Snow                                 27,200                          *
Alfred Teo                                     938,900                        4.0%
Tom Weyl                                        30,000                          *
Dickinson G. Wiltz                             150,200                          *
All directors and executive
  officers as a group (7 persons)            4,425,378                       18.5%

*Indicates ownership of less than one percent.

(1) Includes shares of common stock issuable upon exercise of outstanding options exercisable within sixty days of July 1, 2001 in the following amounts:
Eric H. Paulson - 180,000 shares; Charles E. Cheney - 144,000 shares; James G. Sippl - 28,800 shares; Michael L. Snow - 27,200 shares; Alfred Teo - 12,000 shares, Tom Weyl - no shares, and Dickinson G. Wiltz - 19,600 shares; and all directors and executive officers as a group - 411,600 shares.
(2) Mr. Paulson's address is 7400 - 49th Avenue North, New Hope, Minnesota
55428.


                              ELECTION OF DIRECTORS

Pursuant to the terms of the Amended and Restated Articles of Incorporation of the Company, directors are divided into three classes, with the term of one class expiring each year. As the term of each class expires, the successors to the directors in that class will be elected for a term of three years. The terms of Messrs. Charles E. Cheney, Tom Weyl, and Dickinson G. Wiltz expire at the Annual Meeting of Shareholders following fiscal year 2001, the terms of Messrs. Eric H. Paulson and James G. Sippl expire at the Annual Meeting of Shareholders following fiscal year 2002 and the terms of Messrs. Michael L. Snow and Alfred Teo expire at the Annual Meeting of Shareholders following fiscal year 2003. Vacancies on the Board of Directors and newly created directorship can be filled by vote of a majority of the directors then in office.

Three directors will be elected at the Annual Meeting to serve until the Annual Meeting of Shareholders following fiscal year 2004 or until their successors are elected and qualified. The Board of Directors has nominated for election the persons named below. The nominees are all currently directors. Messrs. Cheney and Wiltz were previously elected by the shareholders while Mr. Weyl was elected by the Board of Directors in July 2001.

The Board is proposing that the shareholders elect the named nominees. It is intended that proxies will be voted for the named nominees. Unless otherwise indicated, each director has been engaged in his present occupation as set forth below, or has been an officer with the organization indicated, for more than five years. The Board of Directors believes that the nominees named below will be able to serve, but should the nominees be unable to serve as directors, the persons named in the proxies have advised that they will vote for the election of such substitute nominees as the Board of Directors may propose. The names of the nominees and other directors filling unexpired terms is set forth below.

Name and Age                     Principal Occupation and Other Directorships
------------                     --------------------------------------------

Nominees proposed for election for term expiring at the Annual Meeting following fiscal 2004

Charles E. Cheney (58).....      Mr. Cheney has served as Executive Vice
                                 President of the Company since 1985 and has
                                 been a director of the Company since October
                                 1991. He became Chief Strategic Officer in
                                 January 2001 and Vice-Chairman of the Company
                                 in November 1999 after serving as Chief
                                 Financial Officer since joining the Company in
                                 1985. Prior to that, Mr. Cheney was employed by
                                 Control Data Corporation in various financial
                                 capacities for twelve years, most recently as
                                 controller of Control Data Commerce
                                 International. Mr. Cheney is also a director of
                                 NetRadio Corporation and a certified public
                                 accountant.

Tom Weyl (58)..............      Mr. Weyl has served as director of the Company
                                 since July 26, 2001. Mr. Weyl is retired from
                                 Martin/Williams Advertising, a national ad
                                 agency. Prior to his retirement, Mr. Weyl
                                 served as president and chief creative officer
                                 at Martin/Williams Advertising from 1973 to
                                 October 2000. He currently is serving as a
                                 director/organizer of the Royal Palm Bank of
                                 Naples, Florida. Mr. Weyl also served as
                                 director of Musicland Stores Corporation from
                                 1992 until its acquisition by Best Buy Co.,
                                 Inc. in February 2001.

Dickinson G. Wiltz (72)...       Mr. Wiltz has served as a director of the
                                 Company since October 1983. Mr. Wiltz has been
                                 a self-employed business management consultant
                                 since 1974.

Directors serving continuing terms:

Eric H. Paulson (56)........     Mr. Paulson is the founder and has been
                                 President and Chief Executive Officer of the
                                 Company since its inception in 1983. Prior to
                                 1983, Mr. Paulson served as senior vice
                                 president and general manager of Pickwick
                                 Distribution Companies, a distributor of
                                 records and tapes. Mr. Paulson has been a
                                 director of the Company since October 1991. He
                                 was also a director from the time of the
                                 inception of the Company in 1983 until the Live
                                 Entertainment acquisition in 1990. Mr. Paulson
                                 also serves as interim CEO of NetRadio
                                 Corporation.

James G. Sippl (53).........     Mr. Sippl has served as a director of the
                                 Company since July 1993. Mr. Sippl has been
                                 general manager and chief financial officer of
                                 Wealth Enhancement Group since December 1999.
                                 Prior to that Mr. Sippl served as a financial
                                 consultant for Sippl & Associates from May 1998
                                 to December 1999 and chief operating officer of
                                 IntraNet Solutions, a software company from
                                 January 1997 to May 1998. Mr. Sippl served as
                                 vice president of business development with
                                 Merrill Corporation, a financial printer from
                                 November 1990 to January 1997. Prior to joining
                                 Merrill Corporation, Mr. Sippl was president of
                                 Chicago Cutlery, a manufacturer of fine
                                 cutlery, from 1985 to 1989.

Michael L. Snow (50)......       Mr. Snow has served as a director of the
                                 Company since April 1995. Mr. Snow is of
                                 counsel with the Minnesota law firm of Maslon
                                 Edelman Borman & Brand, a Limited Liability
                                 Partnership, which he joined in 1976. He has
                                 served as a director, officer or founder in
                                 numerous public and private corporations and
                                 currently serves as a director of Osmonics,
                                 Inc. and Satellite Industries, Inc.

Alfred Teo (55)...........       Mr. Teo has served as a director of the Company
                                 since May 1998. Mr. Teo is chairman and chief
                                 executive officer of The Sigma Plastics Group
                                 which he started in 1979. He is a member of the
                                 board of directors of Fleet Bank NA and Cirrus
                                 Logic. Mr. Teo is also member of the board of
                                 trustees of St. Joseph's Hospital and Medical
                                 Center and a trustee for Stevens Institute of
                                 Technology. In addition, Mr. Teo is the
                                 chairman and chief executive officer of Alpha
                                 Technology, Inc.

DIRECTOR COMPENSATION

The non-employee members of the Board of Directors each receive a $12,000 per year retainer, paid monthly, plus $500 per board meeting. Under the terms of the Company's 1992 Stock Option Plan, each non-employee director is to receive on April 1 of each year, a non-qualified stock option to purchase 6,000 shares of Company common stock at the fair market value on the day of the grant. Pursuant to the Plan, each of Messrs. Sippl, Snow, Teo and Wiltz received options to purchase 6,000 shares at a price of $3.688 on April 3, 2000. In addition, on July 19, 2000 each of Messrs. Sippl, Snow, Teo, and Wiltz received options to purchase 16,000 shares at a price of $3.28.

BOARD ACTIONS AND COMMITTEES

During fiscal 2001, the Board of Directors held five formal meetings and each director attended seventy-five percent or more of the meetings of the Board and of the committees on which the directors served. Board members also met informally during fiscal 2001 to discuss various aspects of the business affairs of the Company. The Board of Directors has established an Audit Committee, Compensation Committee, Executive Committee, and Governance Committee. Additional information about the Audit Committee and Compensation Committee are contained in the sections "Report of the Audit Committee" and "Report of the Compensation Committee" in this Proxy Statement.

The Executive Committee of the Board of Directors for fiscal 2001 was comprised of Messrs. Cheney, Paulson, and Wiltz. The Executive Committee both monitors and counsels management in the adherence to policy, progress against approved corporate goals, strategic compliance, major capital expenditures and operating budgets. It also provides immediate interface between the Board of Directors and Senior Management. Membership includes the Board Chairman as a permanent member, plus whatever additional directors and officers that are deemed pertinent. The Executive Committee held three meetings during the fiscal year ended March 31, 2001.

The Governance Committee consists of all of the outside directors. For fiscal 2001, they were Messrs. Sippl, Snow, Teo and Wiltz. The Committee is intended to provide a forum for outside directors to address all issues of Corporate Governance. It also monitors and recommends to the Board any modification of the principle elements of the charter of the Corporate Governance Committee. The committee recommends to the Board the selection and replacement, if necessary, of the CEO and periodically evaluates the performance of the CEO and the Board as a whole.

The Company does not have a nominating committee. The officers of the Company are appointed by the Board of Directors and hold office until their successors are chosen and qualified or until their earlier death, resignation or removal from office.

EXECUTIVE OFFICERS OF THE COMPANY

The Company's executive officers and other key members of management are as follows:

NAME                AGE    POSITION WITH THE COMPANY
----                ---    -------------------------

Eric H. Paulson      56    Chairman of the Board, President and Chief Executive Officer
                           and Chairman of NetRadio Corporation
Charles E. Cheney    58    Vice-Chairman, Secretary, Treasurer and Director, Executive Vice
                           President and Chief Strategic Officer.
James Gilbertson     39    Vice President and Chief Financial Officer
Brian Burke          31    Senior Vice President and General Manager, Navarre Distribution Services
Steve Pritchitt      53    Senior Vice President, Navarre Entertainment Media
Thomas Lenaghan      51    Senior Vice President, New Channel Development
Kathleen Conlin      57    Vice President, Corporate Controller
Joyce Fleck          49    Vice President, Marketing
Margot McManus       43    Vice President, Human Resources
John Turner          47    Vice President, Operations
Ian Warfield         53    Vice President, Business Development

The following is a brief summary of the business experience of each of the key members of management of the Company. Information with respect to Mr. Paulson and Mr. Cheney is set forth above under "Election of Directors."

         James Gilbertson, has been Vice President and Chief Financial Officer since January 2001. Prior to joining Navarre, he held positions of Co-President, Chief Operating Officer and Chief Financial Officer at iNTELEFILM, formerly Children's Broadcasting Corporation. Prior to joining iNTELEFILM, Mr. Gilbertson served as the Chief Financial Officer for Parker Communications, Inc., Minneapolis, MN. Mr. Gilbertson a certified public accountant and originally began his career with Ernst & Young LLP.

         Brian Burke has been Senior Vice President and General Manager, Navarre Distribution Services since April 2001. He previously served as General Manager, Computer Products Division since July 2000 and Vice President, Computer Products Division since October 1999. Prior to that, Mr. Burke held a series of positions of increasing responsibility in the Computer Products Division since joining the Company in July 1995. Prior to joining the company, Mr. Burke held various marketing, sales and account manager positions with Imtron and Blue Cross/Blue Shield of Minnesota.

         Steve Pritchitt has been Senior Vice President, Navarre Entertainment Media since April 2001. Mr. Pritchitt comes to Navarre from eSplice where he recently served as Vice President Content Acquisition. Mr. Pritchitt's career includes international marketing sales, product management and publishing with several major labels including Atlantic Recording Corporation, Polygram Records, Inc., CBS Records International and CBS Records U.K.

         Thomas Lenaghan has been Senior Vice President, New Channel Development since July 2001. Prior to that, Mr. Lenaghan served as Vice President and General Manager, Alternative Retail Marketing, since joining the Company in June 1997. Before joining the Company, Mr. Lenaghan was employed by the Handleman Company for twelve years, most recently as vice president of sales. In addition, Mr. Lenaghan's career covers a total of twenty-five years in the music industry in various management positions with both Handleman and Pickwick International.

         Kathleen Conlin has been Vice President, Corporate Controller since 1995. Ms. Conlin had served in a series of positions of increasing responsibility since joining the Company in April 1984.

         Joyce Fleck has been Vice President, Marketing since January 2000. Ms. Fleck also served as Director of Marketing since joining Navarre in May 1999. Prior to joining Navarre she held divisional marketing and merchandising positions at The Musicland Group from 1986 to 1997 and senior buying positions at Grow Biz International, from 1997 to 1999.

         Margot McManus has been Vice President, Human Resources since January 2000. Ms. McManus also served as Director of Human Resources since joining the Company in August of 1995. Prior to joining Navarre she had fifteen years of human resources and business experience including human resources management roles with Access Management and Consul Restaurant Corporation.

         John Turner has been Vice President of Operations since joining the Company in September 1995. Prior to joining Navarre, Mr. Turner was senior director of distribution for Nordic Track in Chaska, MN from July 1993 to September 1995. Prior to that he held various positions in logistics in the United States and in the United Kingdom.

         Ian Warfield has been Vice President, Business Development since April 2001. Prior to that, Mr. Warfield had been President and Chief Operating Officer of eSplice since January 2000. Before January 2000, Mr. Warfield was Vice President and General Manager, Computer Products Division, of Navarre Corporation from January 1998 when he joined the Company. Prior to joining Navarre, Mr. Warfield's twenty five year industry career included senior management roles at Microgistix, IMS Consulting, Software, Etc and Technology Marketing Group. His consulting experience included strategic engagements with IBM, Compaq, Hewlett Packard, Samsonite and American Airlines.

                             EXECUTIVE COMPENSATION

The following table sets forth the annual compensation and other components of compensation for the fiscal years ending March 31, 2001, 2000, and 1999 for Eric
H. Paulson, the Chief Executive Officer of the Company, and Charles E. Cheney, the only other executive officer of the Company whose total cash compensation exceeded $100,000 (together, the "Named Executive Officers") during the fiscal year ended March 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                             ANNUAL COMPENSATION                      AWARDS
                                             -------------------                   ------------
                                                                                    SECURITIES     ALL OTHER
           NAME AND            FISCAL                              OTHER ANNUAL     UNDERLYING       COMPEN-
      PRINCIPAL POSITION        YEAR      SALARY      BONUS        COMPENSATION       OPTIONS        SATION
      ------------------       ------     ------      -----        ------------     ----------     ---------

Eric H. Paulson
  Chairman of the Board,        2001     $325,000     $130,000         ----          100,000       $103,564(2)
  Chief Executive Officer       2000     $325,950       ----           ----          100,000           ----
  and President                 1999     $293,082     $125,000         ----          100,000        $77,000(3)

Charles E. Cheney               2001     $235,000     $94,000        $9,000(1)       100,000        $78,547(2)
   Vice-Chairman, Executive      2000     $232,500       ----         $9,346(1)       100,000           ----
   Vice President, Chief        1999     $205,385     $75,000        $9,000(1)       100,000        $77,000(3)
   Strategic Officer,
   Secretary and Treasurer

(1)  Represents car allowance.

(2) Amounts reflect accommodation fees paid to Mr. Paulson of $40,000 and to Mr. Cheney of $55,000 in connection with loans made to the Company to facilitate the repurchase of shares from a preferred shareholder and life insurance premiums paid by the Company of $63,564 for Mr. Paulson and $23,547 for Mr. Cheney.

(3) Amounts reflect loan guarantee fees paid to both Mr. Paulson and Mr. Cheney in consideration of their guarantees of the Company's obligations.


EMPLOYMENT AGREEMENTS

The Company entered into employment agreements (the "Employment Agreements") with Mr. Paulson and Mr. Cheney effective October 1, 1996. The Employment Agreements protect the proprietary rights of the Company to all material and ideas developed by Mr. Paulson and Mr. Cheney during their employment and prohibit the disclosure of any confidential matters by these employees during or after their employment with the Company.

The agreement with Mr. Paulson terminates on September 30, 2001 and is automatically renewable for one-year periods. The agreement currently provides for a base salary of $325,000 per year, subject to annual adjustments by the Board of Directors, a year end bonus of up to eighty percent of his base salary, and life insurance of $2,000,000.

The agreement with Mr. Cheney terminates on September 30, 2001 and is automatically renewable for one-year periods. The agreement currently provides for a base salary of $235,000 per year, subject to annual adjustments by the Board of Directors, a year end bonus of up to sixty percent of his base salary, and life insurance of $250,000.

Under the terms of the Employment Agreements, if the employment of either Messrs. Paulson or Cheney is terminated without cause by the Company or by the employee, for the employee cause as defined in the Agreements, the Employment Agreements require the payment to Messrs. Paulson and Cheney respectively of (i) their base salaries through the end of the term of the Agreement or for two years, whichever is more, in exchange for a properly executed non-compete agreement between the employee and the Company and (ii) certain benefits to Mr. Paulson for the greater of two years or the remaining term of the Agreement and Mr. Cheney for the greater of one year or the remaining term of the Agreement. In addition, if the termination by the Company without cause or by the employee for employee cause occurs after the change of control or ownership of the Company, the employee is entitled to receive benefits equal to the amount determined by multiplying 2.99 by the average annual compensation and fringe benefits paid to the employee over the five most recent fiscal years, an amount currently equal to approximately $1,250,511 with respect to Mr. Paulson, and $898,691 with respect to Mr. Cheney. The Agreements further provide, however, that in no event shall the amount due and payable be such that it would constitute a "parachute payment" within the meaning of the Internal Revenue Code, and that, in the event that any portion of the severance payment would be deemed a parachute payment, then the amount of the severance payment would be reduced to the extent necessary to eliminate such treatment or characterization. In addition, under the terms of Mr. Paulson's employment agreement, at the expiration of his employment period or the termination of the employment agreement, all amounts due from Mr. Paulson to the Company will be deemed paid and satisfied.

STOCK OPTION PLAN

The Company's 1992 Stock Option Plan (the "1992 Plan") was approved by the Board of Directors on September 1, 1992. A total of 3,474,000 shares of the Company's authorized common stock are reserved for issuance under the 1992 Plan. At July 1, 2001, the Company had issued 1,905,409 shares under the Plan, 1,174,046 shares were subject to outstanding options and warrants and 394,545 shares were for future issuance. The purpose of the 1992 Plan is to attract and retain talented employees, non-employee directors, consultants and independent contractors, as well as reward such persons who contribute to the achievement to the Company's economic objectives, by giving them a proprietary interest in the Company. The 1992 Plan provides for both incentive stock options and non-statutory stock options. Incentive stock options are granted at an exercise price based upon fair market value and receive favorable tax treatment under the Internal Revenue Code. Non-statutory stock options are granted at an exercise price determined by the Board of Directors and do not qualify for favorable tax treatment.

The following table provides required information concerning the year end value of stock options under the Stock Plan to highly compensated executive officers of the Company identified on the table below.

The following table sets forth certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the Company's 2001 fiscal year.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                 POTENTIAL
                                INDIVIDUAL GRANTS                                               REALIZABLE
                                                                                             VALUE AT ASSUMED
                            NUMBER OF        PERCENT OF                                       ANNUAL RATES OF
                            SECURITIES      TOTAL OPTIONS                                      STOCK PRICE
                            UNDERLYING       GRANTED TO       EXERCISE                       APPRECIATION FOR
                             OPTIONS        EMPLOYEES IN        PRICE      EXPIRATION         OPTION TERM(1)
          NAME               GRANTED         FISCAL YEAR       ($/SH)         DATE             5%         10%
          ----              ----------      -------------     --------     ----------        ------------------

Eric H. Paulson              100,000            17.8%           $3.28        7/19/05         $90,620   $200,247
Charles E. Cheney            100,000            17.8%           $3.28        7/19/05         $90,620   $200,247

(1) Represents the potential realizable value of grant of options assuming that the market price of the underlying common stock appreciates in value from its fair market value on the date of the grant to the end of the option term at the indicated annual rates.


The following table sets forth information with respect to the Company's executive officers concerning the exercise of options during fiscal 2001 and unexercised options held at March 31, 2001.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

                        SHARES                                             VALUE OF UNEXERCISED
                       ACQUIRED                NUMBER OF UNEXERCISED           IN-THE-MONEY
                          ON        VALUE       OPTIONS AT YEAR END         OPTIONS AT YEAR END
       NAME            EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
       ----            --------   --------   -------------------------   -------------------------

Eric H. Paulson          None       None      150,000          240,000    None            None
Charles E. Cheney        None       None      118,000          232,000    None            None

The closing price on March 30, 2001, as reported on the Nasdaq Stock Market, was $1.375 per share.


                              CERTAIN TRANSACTIONS

At March 31, 2001, Mr. Paulson was indebted to the Company in the principal amount of $304,003. Under the terms of Mr. Paulson's employment contract, any and all sums owed by Mr. Paulson to the Company at the expiration of the his employment period, September 30, 2001, will be deemed paid and satisfied in full. The indebtedness originally arose from a loan from the Company to Mr. Paulson. The Company accrues interest on the outstanding indebtedness at the rate of 8.5 percent per year.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. The Audit Committee is comprised of independent directors, consisting of Mr. Sippl, Mr. Snow, and Mr. Teo. Each of the members of the current Audit Committee is independent as defined by the Nasdaq listing standards. This report is submitted by those individuals serving on the Committee for fiscal 2001. A copy of the audit committee charter is attached as Exhibit A to this Proxy Statement.

The Audit Committee held one meeting during fiscal year 2001. The meeting was designed to facilitate and encourage private communication between the Audit Committee and the Company's independent accountants, Ernst & Young, LLP.

During the meeting, the Audit Committee reviewed and discussed the audited financial statements with management and Ernst & Young LLP. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with Ernst & Young LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Ernst & Young LLP.

Ernst & Young, LLP have been the auditors for the Company since 1991 and have been selected by the Board of Directors, upon recommendation of the Audit Committee, to serve as such for the current fiscal year. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2001 for filing with the Securities and Exchange Commission.


                    SUBMITTED BY THE 2001 AUDIT COMMITTEE OF
                        THE COMPANY'S BOARD OF DIRECTORS

          James G. Sippl        Michael L. Snow         Alfred Teo

                      REPORT OF THE COMPENSATION COMMITTEE


Decisions on compensation of the Company's executives are generally made by the Compensation Committee of the Board (the "Committee"). For fiscal 2001 the members were Mr. Sippl and Mr. Teo, who were non-employee directors. Effective July 26, 2001 the committee consists of Mr. Sippl, Mr. Weyl, and Mr. Wiltz, who are non-employee directors. All decisions by the Committee relating to the compensation of the Company's executive officers are reviewed by the full Board, except for decisions about awards under the Company's 1992 Stock Option Plan, which are made solely by the Committee. Set forth below is a report submitted by the Committee addressing the Company's compensation policies for its executive officers, including Mr. Paulson the Company's Chief Executive Officer for fiscal 2001.

COMPENSATION PHILOSOPHY

The Committee's executive compensation policies are designed to provide competitive levels of compensation in order to attract and retain highly qualified executives, establish compensation levels based upon a comparison of job responsibility within the Company to similar positions in comparable companies and industries, and recognize individual performance based upon long-term specific goals, as opposed to short-term or arbitrary measurements of performance.

BASE SALARY

The Committee annually reviews each executive officer's salary. In determining appropriate base salary levels, the Committee considers levels of responsibility, performance on behalf of the Company, the overall performance of the Company and external pay practices. With respect to external pay practices, the Committee uses various surveys of executive compensation for companies of similar size and comparable industries as a basis for determining competitive levels of cash compensations.

ANNUAL INCENTIVE AWARDS

The Company pays bonuses to its executive officers based upon the performance of the Company. Mr. Paulson may receive an amount up to eighty percent of his base salary and Mr. Cheney may receive an amount up to sixty percent of his base. The Committee may award executive officers either cash, common stock or a combination of cash and common stock as incentive compensation. With respect to fiscal 2001, Mr. Paulson received a bonus of $130,000 and Mr. Cheney received $94,000.

STOCK OPTIONS

In order to promote improved long-term performance by the Company, the Committee awards stock options to the Company's executive officers. Stock options are awarded in order to achieve competitive compensation levels and to reward individual performance of executive officers. Stock options only have value for the executive officers if the price of the Company's stock appreciates in value from the date the stock options are granted. Shareholders also benefit from such stock price appreciation. The Compensation Committee believes that the grant of restricted stock grants provides additional compensation to the Company officers by providing them with an additional equity interest in the Company's securities.

CHIEF EXECUTIVE OFFICER COMPENSATION

Mr. Paulson's base pay for fiscal 2001 was $325,000. The compensation package for Mr. Paulson was set by the Board of Directors. Mr. Paulson's base salary was established in connection with the execution of a an employment agreement in October 1996. During fiscal 2001, the Company made cost of living adjustments to the base salary. Mr. Paulson received a bonus of $130,000 during fiscal 2001 based upon Mr. Paulson's achievements during fiscal 2001, including record Company revenues. The terms of Mr. Paulson's employment agreement are set forth in the section entitled "Employment Agreements."


                 SUBMITTED BY THE 2001 COMPENSATION COMMITTEE OF
                        THE COMPANY'S BOARD OF DIRECTORS

                 James G. Sippl                       Alfred Teo

PERFORMANCE GRAPH

The following Performance Graph compares performance of the Company's Common stock on the Nasdaq National Market System to the Nasdaq Stock Market (US Companies) Index and a Peer Group Index described below. The graph compares the cumulative total return from March 31, 1996 to March 31, 2001 on $100 invested on March 31, 1996 assumes reinvestment of all dividends and has been adjusted to reflect stock splits.

The Peer Group Index below includes the stock performance of the following companies which were used in the Company's performance graph in the Company's proxy statement for fiscal 2001: Handleman Co., Ingram Micro Inc., Merisel Inc., Platinum Entertainment, Inc. and Tech Data Corp. This group is comprised of companies that, in fiscal 2001 had similar music or software distribution operations.


                                PERFORMANCE GRAPH

                               NAVARRE CORPORATION
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS

                              [PERFORMANCE GRAPH]

                                  3/96      3/97      3/98      3/99      3/00      3/01
                                 ------    ------    ------    ------    ------    ------
Navarre Corporation              100.00     68.66     62.69    332.84     94.04     32.84
Nasdaq Stock Market              100.00    111.15    168.47    227.60    423.35    169.48
Self-Determined Peer Group       100.00    134.17    208.98    141.51    144.78    125.60

               PROPOSAL 2 - APPROVAL OF AMENDMENT TO THE COMPANY'S
                             1992 STOCK OPTION PLAN


AMENDMENTS TO THE 1992 PLAN

On July 26, 2001, the Board of Directors approved amendments to the 1992 Plan to
(i) increase the number of shares of common stock reserved for issuance thereunder from 3,474,000 shares to 4,224,000 shares, (ii) extend the term of the 1992 Plan from September 1, 2002, to July 1, 2006, and (iii) conform the treatment of shares of restricted stock awarded under the 1992 Plan upon a change in control to the treatment accorded to options granted under the 1992 Plan. In addition, the Board of Directors approved a number of non-substantive amendments to the 1992 Plan (i) to clarify the definition of certain terms, including "Fair Market Value" and Change in Control," contained in the 1992 Plan, and (ii) conforming the 1992 Plan to certain changes to Section 16 of the 1934 Act adopted by the SEC in 1996.

The 1992 Plan currently authorizes the issuance of 3,474,000 shares of Common Stock pursuant to options granted, or shares of restricted stock awarded, under the 1992 Plan. Of this amount, 1,905,409 shares have been issued under the 1992 Plan, 1,174,046 are subject to currently outstanding options and warrants and 394,545 are reserved for future issuance. The Board of Directors has amended the 1992 Plan, subject to shareholder approval, to increase the total number of shares available under the 1992 Plan to 4,224,000 shares. The term of the 1992 Plan expires on September 1, 2002. The Board of Directors has amended the 1992 Plan, subject to shareholder approval, to extend the term to July 1, 2006. The Board of Directors has deemed it prudent to increase the shares available for grants under the 1992 Plan to facilitate future options grants and to extend the term of the 1992 Plan.

The Board has also amended the 1992 Plan, subject to shareholder approval, to provide that, upon a Change in Control, any shares of restricted stock awarded under the 1992 Plan still subject to restriction shall vest in full as of the date of such Change in Control. This amendment will provide for consistent treatment of both outstanding stock options and shares of restricted stock awarded under the 1992 Plan upon a Change in Control.

The Board has also revised certain provisions in the 1992 Plan requiring a six-month holding period. The revised language is designed to conform to certain amendments to Section 16 adopted by the SEC in 1996 that removed the six-month holding period requirement as long as a particular transaction is approved (i) by the board of directors of the issuer, (ii) by a committee of the board of directors that is composed solely of two or more non-employee directors, or
(iii) or ratified by the affirmative votes of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Minnesota.

SUMMARY OF 1992 PLAN

This summary is qualified in its entirety by the terms of the 1992 Plan, a copy of which, in its amended form, may be obtained from the Secretary of the Company.

GENERAL

The 1992 Plan provides for the granting to participating eligible employees of the Company of (a) options to purchase common stock that qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options"), (b) options to purchase common stock that do not qualify as incentive stock options ("Non-Qualified Options"), and (c) restricted stock awards. The 1992 Plan is administered by the Compensation Committee, which (other than with respect to automatic grants of options to non-employee directors) selects the participants to be granted options under the 1992 Plan, determines the amount of grants to participants, and prescribes discretionary terms and conditions of each grant not otherwise fixed under the 1992 Plan. All employees of the Company are eligible for participation under the 1992 Plan. Seventy-five employees were participants as of July 13, 2001.

STOCK OPTIONS

Incentive Stock Options must be granted with an exercise price equal to at least the fair market value of the common stock on the date of grant (or, in the case of participants owning more than 10% of the total combined voting power of all classes of stock of the Company, at least equal to 110% of the fair market value on the date of grant). Non-Qualified Options may be granted with an exercise price less than 100% of the fair market value of the common stock on the date of grant.

For Incentive Stock Options granted after December 31, 1986, the aggregate fair market value (determined as of the time the Incentive Stock Option is granted) of shares of common stock with respect to which Incentive Stock Options become exercisable for the first time by a participant under the 1992 Plan during any calendar year may not exceed $100,000. On July 16, 2001, the closing price of a share of Company common stock as reported by The Nasdaq Stock Market was $1.14. Stock Options have a maximum term fixed by the Compensation Committee, not to exceed 10 years from the date of grant (five years in the case of an Incentive Stock Option granted to participants owning more than 10% of the total combined voting power of all classes of stock of the Company). Non-Qualified Options have a maximum term fixed by the Compensation Committee, not to exceed 10 years from the date of grant. Stock options become exercisable during their terms in the manner determined by the Compensation Committee. Stock options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of a participant they may be exercised only by the participant.

FEDERAL INCOME TAX CONSEQUENCES

The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an award.

Incentive Stock Options

There will not be any federal income tax consequences to either the participant or the Company as a result of the grant to a participant of an Incentive Stock Option under the 1992 Plan. The exercise by a participant of an Incentive Stock Option also will not result in any federal income tax consequences to the Company or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Stock Option, determined at the time of exercise, over the consideration paid for the shares by the participant will be a tax preference item for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as "excess parachute payments" within the meaning of the Code.

If a participant disposes of the shares acquired upon exercise of an Incentive Stock Option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Stock Option was granted, nor within one year after the participant exercised the Incentive Stock Option and the shares were transferred to the participant (the "Applicable Holding Periods"), then the participant will recognize a long-term capital gain or loss. If the Applicable Holding Periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as ordinary compensation income in the year in which the disposition occurred, to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price. The Company is entitled to a tax deduction to the extent, and at the time, the participant realizes compensation income. The balance of any gain will be characterized as a capital gain.

Non-qualified Options.

An optionee will not realize taxable compensation income upon the grant of a non-qualified stock option. As a general matter, when an optionee exercises a non-qualified stock option, he or she will realize taxable compensation income at that time equal to the difference between the aggregate option price and the fair market value of the stock on the date of exercise. The Company is entitled to a tax deduction to the extent, and at the time, the participant realizes compensation income.

VOTE REQUIRED

The affirmative vote of the holders of the greater of (i) a majority of the outstanding shares of common stock of the Company present and entitled to vote or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for approval of the amendments to the 1992 Plan. A shareholder who abstains is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote shall not be considered present and entitled to vote.

REGISTRATION WITH SEC

The Company intends to file a Registration Statement on Form S-8 covering the issuance of the additional shares issuable under the 1992 Plan, as amended, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ADOPTION OF THE AMENDMENTS TO THE 1992 PLAN.

                                     GENERAL



                              INDEPENDENT AUDITORS

The Board of Directors has selected the firm of Ernst & Young LLP, independent public accountants, as auditors to the Company for the year ended March 31, 2002. Ernst & Young LLP has audited the Company's financial statements since 1991. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to make a statement if he or she so desires and to respond to appropriate questions.

AUDIT FEES

The aggregate fees billed to the Company by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the 2001 fiscal year and review of quarterly financial statements and Securities and Exchange Commission filings for that year were $93,500.

ALL OTHER FEES

Other than audit fees, the aggregate fees billed to the Company by Ernst & Young LLP for the most recent fiscal year were $90,000, which consisted of $21,000 for accounting consultation fees and $69,000 for tax preparation and filing fees. The Company paid no financial information systems design and implementation fees to by Ernst & Young LLP. The Audit Committee of the Board of Directors has determined that the services performed by Ernst & Young LLP other than audit services are not incompatible with Ernst & Young LLP maintaining its independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. Based upon its review of Forms 3, 4 and 5 filed by the Company's insiders, the Company believes all such forms with respect to transactions occurring in fiscal 2001 were filed on a timely basis, except that Mr. Cheney failed to report two transactions, each of Messrs. Paulson, Sippl, Snow, and Wiltz failed to report three transactions and Mr. Teo failed to report four transactions in a timely manner due to an administrative error by the Company which was assisting them in preparing their filings.

SHAREHOLDER PROPOSALS

Any shareholder desiring to submit a proposal for action at the 2002 Annual Meeting of Shareholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 7400 49th Avenue North, New Hope, Minnesota 55428 addressed to Secretary, no later than March 30, 2002 in order to be considered for inclusion in the Company's proxy statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

In addition, SEC Rule 14a-4 governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the Company's proxy statement. The Rule provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to the Company's 2002 Annual Meeting, if the Company is not provided notice of a shareholder proposal prior to June 15, 2002, the Company will be allowed to use its voting authority as described above.

OTHER BUSINESS

All items of business intended by the management to be brought before the meeting are set forth in the Proxy Statement, and the management knows of no other business to be presented. If other matters of business not presently known to the Board of Directors shall be properly raised at the Annual Meeting, it is the attention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

The Company's Annual Report on Form 10-K for fiscal 2001 is enclosed herewith. Shareholders may also view this Proxy Statement and Form 10-K on Navarre's website www.navarre.com or receive a copy by writing to: Navarre Corporation, 7400 49th Avenue North, New Hope, Minnesota 55428, Attention: Charles E. Cheney, or by calling the Company at (763) 535-8333


By Order of the Board of Directors





                                                  Charles E. Cheney
                                                  Secretary

Dated: July 30, 2001

                               NAVARRE CORPORATION
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

The audit committee of the board of directors shall be comprised of at least three directors who are independent of management and the company. Members of the audit committee shall be considered independent if they have no relationship to the company that may interfere with the exercise of their independence from management and the company. All audit committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee will provide assistance to the directors in fulfilling their responsibility to the shareholders and the investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of financial reports of the company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors and the financial management of the company.

RESPONSIBILITIES

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

o Obtain the full board of directors' approval of the Charter and review and reassess this Charter as conditions dictate (at least annually).

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the company.

o Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the audit committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

o Meet with the independent auditors and financial management of the company to review the scope of the proposed audit for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

o Review with the independent auditors and the company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

o Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

o Review the financial statements contained in the annual report on Form 10-K to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

o Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, accounting personnel, and the cooperation that the independent auditors received during the course of audit.

o Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take appropriate action to ensure the continuing independence of the auditors.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o Review the company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

                               NAVARRE CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 13, 2001
                                    3:30 P.M.





NAVARRE CORPORATION
7400 - 49TH AVENUE NORTH
NEW HOPE, MN 55428                                                         PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON SEPTEMBER 13, 2001.

The shares of stock you hold in your account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

The undersigned, revoking all prior proxies, hereby appoints Charles E. Cheney and Eric H. Paulson, and either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock of Navarre Corporation (the "Company") of record in the name of the undersigned at the close of business on July 17, 2001, at the Annual Meeting of Shareholders to be held on Thursday, September 13, 2001, or at any adjournment thereof, upon the following matters:




                     See reverse for voting instructions.

                                                      COMPANY #
THERE ARE THREE WAYS TO VOTE YOUR PROXY
                                                      CONTROL #


YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon EST on September 12, 2001.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

-    Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/navr/ -- QUICK *** EASY *** IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon CST on September 12, 2001.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to NAVARRE CORPORATION c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.

IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.



                             - Please detach here -
--------------------------------------------------------------------------------



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1.   Election of directors:  01  Charles E. Cheney   03  Dickinson G. Wiltz
                             02  Tom Weyl


[ ]  Vote FOR              [ ]   Vote Withheld
     all nominees                from all nominees
     (except as marked)




(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

-----------------------------------------------

-----------------------------------------------

2.  Proposal to approve amendments to the
    Company's 1992 Stock Option Plan.          For     Against     Abstain
                                               [ ]       [ ]         [ ]


3.  In their discretion, the proxies are
    authorized to vote upon such other
    business as may properly come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN THE PROXY STATEMENT AND FOR THE APPROVAL OF ITEM 2.

Address Change? Mark Box  [ ]
 Indicate changes below:


                                              Date
                                                   -----------------------------


                                        ----------------------------------------

                                        ----------------------------------------
                                        Signature(s) in Box

                                        Please sign exactly as your name(s)
                                        appear on Proxy. If held in joint
                                        tenancy, all persons must sign.
                                        Trustees, administrators, etc., should
                                        include title and authority.
                                        Corporations should provide full name of corporation and title of authorized officer signing the proxy.